Exhibit 99.1

Fleet Status Report

April 13, 2010 Transocean Ltd. (NYSE: RIG)

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)	2010 Estimated Out of Service Days (3)
													Q1	Q2	Q3	Q4
Rigs Under Construction (3)
Deepwater Champion (14)	ship	«	TBA	12,000	40,000	TBA	ExxonMobil	See Footnote 6	See Footnote 6	See Footnote 6		N/A	-	-	-	-
Discoverer India	ship	«	TBA	10,000	35,000	India	Reliance	See Footnote 9	See Footnote 9	See Footnote 9		N/A	-	-	-	-
Discoverer Luanda (14)	ship	«	TBA	7,500	40,000	Angola	BP	See Footnote 10	See Footnote 10	See Footnote 10		N/A	-	-	-	-
High Specification Floaters:
Ultra-Deepwater (25)
Discoverer Americas (14)	ship	«	2009	12,000	40,000	USGOM	Statoil	Nov-09	Oct-13	482,000		N/A	-	-	-	-
Discoverer Clear Leader (5), (14)	ship	«	2009	12,000	40,000	USGOM	Chevron	Aug-09	Jul-14	500,000		N/A	-	-	-	-
Discoverer Inspiration (14)	ship	«	2010	12,000	40,000	USGOM	Chevron	Mar-10	Feb-15	472,000		N/A	-	-	-	-
Dhirubhai Deepwater KG1 (7)	ship	«	2009	12,000	35,000	India	Reliance	Aug-09	Aug-14	510,000		N/A	-	-	-	-
Dhirubhai Deepwater KG2 (7)	ship	«	2010	12,000	35,000	India	Reliance	Mar-10	Feb-15	510,000		N/A	-	-	-	-
Petrobras 10000 (12), (14), (21)	ship	«	2009	10,000	37,500	Angola	Petrobras	Oct-09	Aug-19	408,000		N/A	-	-	-	-
Discoverer Deep Seas (14)	ship	«	2001	10,000	35,000	USGOM	Chevron	Mar-09	Feb-11	512,000		335,000	-	-	-	-
Discoverer Enterprise (14)	ship	«	1999	10,000	35,000	USGOM	BP	Dec-07	Mar-11	523,000		191,000	-	5	-	-
Discoverer Spirit (14)	ship	«	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Nov-10	505,000		298,000	-	30	40	-
						USGOM	Anadarko	Nov-10	Nov-13	520,000		505,000
GSF C.R. Luigs (14)	ship	«	2000	10,000	35,000	USGOM	BHP Billiton	Sep-09	Sep-13	522,000		411,000	-	2	53	-
GSF Jack Ryan (14)	ship	«	2000	10,000	35,000	Nigeria	Total	Jun-09	Jul-13	425,000		297,000	-	-	-	-
Deepwater Discovery (13),(14)	ship	«	2000	10,000	30,000	Brazil	Devon	Oct-09	Jan-14	463,000		425,000	-	-	-	61
Deepwater Frontier	ship	«	1999	10,000	30,000	India	Reliance	Aug-08	Aug-11	477,000		320,000	-	-	-	-
Deepwater Millennium (13), (14)	ship	«	1999	10,000	30,000	Brazil	Anadarko	Nov-08	May-10	495,000		302,000	-	-	-	-
								May-10	May-13	568,000		495,000
Deepwater Pathfinder	ship	«	1998	10,000	30,000	Ghana	Eni	Mar-10	Apr-10	550,000		630,000	4	75	67	-
						USGOM	Eni	Sep-10	Apr-15	650,000	(14)	550,000
Deepwater Horizon (14)	semi	«	2001	10,000	30,000	USGOM	BP	Sep-07	Sep-10	See Footnote 11		278,000	-	-	-	-
						USGOM	BP	Sep-10	Sep-13	497,000
Deepwater Expedition	ship	«	1999	10,000	30,000	India	Reliance	Jul-08	Sep-10	375,000		320,000	-	-	-	28
						Malaysia	Petronas/BHP	Oct-10	Oct-13	640,000	(14)	375,000
Cajun Express (13),(14)	semi	«	2001	8,500	35,000	Brazil	Petrobras	May-10	May-13	535,000	(24)	493,000	37	75	-	-
Deepwater Nautilus (14)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Dec-11	542,000		493,000	-	-	-	-
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	May-10	Mar-12	510,000		426,000	84	37	-	-
GSF Development Driller I (14)	semi	«	2004	7,500	37,500	USGOM	BHP Billiton	Jun-08	Jun-12	514,000		220,000	-	24	21	-
GSF Development Driller II (14)	semi	«	2004	7,500	37,500	USGOM	BP	Nov-08	Nov-13	580,000		208,000	-	-	-	-
Development Driller III	semi	«	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	403,000		N/A	-	-	10	-
Sedco Energy (13), (14)	semi	«	2001	7,500	30,000	Nigeria	Chevron	Jan-08	Dec-10	485,000		202,000	-	-	-	-
Sedco Express (14)	semi	«	2001	7,500	30,000	Angola	BP	Jun-05	Jun-10	188,000	(12)	125,000	-	-	56	-
						Mediterranean Sea	Noble Energy	Sep-10	Nov-11	530,000		188,000	-	-	-	-
Total Estimated Days Out of Service													125	248	247	89
Average Contract Dayrate (30)													$482,000	$475,000	$492,000	$508,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)	2010 Estimated Out of Service Days (3)
													Q1	Q2	Q3	Q4
Deepwater (16)
Deepwater Navigator (13)	ship	«	2000	7,200	25,000	Brazil	Petrobras	Mar-07	Aug-10	190,000		300,000	51	3	30	92
						Brazil	Petrobras	Mar-11	Dec-16	372,000	(12)	190,000
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Dec-07	Jul-10	250,000		245,000	-	30	-	-
Discoverer Seven Seas	ship	«	1976/1997	7,000	25,000	India	ONGC	Jul-08	Jul-11	316,000		292,000	-	11	-	-
Transocean Marianas (14)	semi		1979/1998	7,000	25,000	USGOM	Eni	Dec-09	Dec-11	565,000		446,000	-	-	-	-
Sedco 706 (13), (14)	semi	«	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	Apr-14	311,000		N/A	-	-	-	-
Sedco 702 (13), (14)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Mar-11	353,000		N/A	-	-	-	-
Sedco 707 (12), (13)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Mar-15	390,000		188,000	8	-	-	-
GSF Celtic Sea (13), (14)	semi		1982/1998	5,750	25,000	Brazil	British Gas	Jan-09	Dec-10	486,000		342,000	-	-	-	-
						Angola	ExxonMobil	Feb-11	Feb-14	320,000		486,000
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Hess	Jan-10	Sep-10	375,000	(20)	450,000	-	-	-	-
						Australia	Hess	Sep-10	Apr-11	420,000		375,000
Sedco 709	semi	«	1977/1999	5,000	25,000	Malaysia			Stacked
M.G. Hulme, Jr. (14), (21), (31)	semi		1983/1996	5,000	25,000	Libya	Gazprom	Jul-10	Jun-11	495,000		430,000	90	91	23
Transocean Richardson (12), (14)	semi		1988	5,000	25,000	Angola	Chevron	Aug-07	Jun-10	459,000		456,000	-	-	-	-
Jim Cunningham (14)	semi		1982/1995	4,600	25,000	Angola	ExxonMobil	Apr-09	Apr-10	450,000		372,000	-	-	-	-
Sedco 710 (12), (13)	semi	«	1983	4,500	25,000	Brazil	Petrobras	Dec-08	Oct-10	126,000		121,000	-	-	-	-
						Brazil	Petrobras	Oct-10	Jan-17	282,000		126,000
Transocean Rather	semi		1988	4,500	25,000	Angola	ExxonMobil	May-10	Jul-10	256,000		N/A	90	36	-	-
								Jul-10	Jul-10	420,000		256,000
								Aug-10	Apr-11	428,000		420,000
								May-11	Jul-12	437,000		428,000
Sovereign Explorer (13), (14)	semi		1984	4,500	25,000	Brazil	Repsol	Mar-10	Dec-10	250,000	(8)	394,000	-	-	-	-
Total Estimated Days Out of Service													239	171	53	92
Average Contract Dayrate(30)													$359,000	$340,000	$353,000	$388,000

Harsh Environment (5)
Henry Goodrich (14)	semi		1985/2007	5,000	30,000	Canada	StatoilHydro	Jun-07	Oct-10	381,000		173,000	-	62	14	-
Transocean Leader (13), (14)	semi		1987/1997	4,500	25,000	NNS	StatoilHydro	Sep-09	Feb-12	456,000		340,000	-	-	-	-
Paul B. Loyd, Jr. (13), (14)	semi		1990	2,000	25,000	UKNS	BP	Apr-09	Mar-12	485,000		312,000	-	-	15	70
Transocean Arctic (13), (14)	semi		1986	1,650	25,000	NNS	StatoilHydro	Jan-07	Aug-11	286,000		195,000	-	-	-	-
Polar Pioneer (13), (14)	semi		1985	1,500	25,000	NNS	StatoilHydro	Feb-10	Feb-14	500,000		309,000	-	-	-	-
Total Estimated Days Out of Service													-	62	29	70
Average Contract Dayrate(30)													$396,000	$428,000	$421,000	$414,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)	2010 Estimated Out of Service Days (3)
												Q1	Q2	Q3	Q4
Midwater Floaters (26)
Sedco 700	semi	1973/1997	3,600	25,000	Malaysia			Stacked
Transocean Legend	semi	1983	3,500	25,000	Australia	ConocoPhillips	Sep-09	May-10	300,000		450,000	-	-	-	-
					Aus./E. Timor	ENI	Jun-10	Mar-11	298,000		300,000
Transocean Amirante (14)	semi	1978/1997	3,500	25,000	USGOM	Eni	Jul-08	Apr-11	361,000		325,000	-	-	10	-
GSF Arctic I (13), (14)	semi	1983/1996	3,400	25,000	Brazil	Shell	Mar-08	Oct-10	291,000		265,000	-	-	-	-
					Brazil	Starfish	Oct-10	May-11	250,000		291,000
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	Malaysia			Stacked
Transocean Driller (12), (13)	semi	1991	3,000	25,000	Brazil	Petrobras	Aug-06	Jul-10	115,000		53,000	60	-	-	-
					Brazil	Petrobras	Jul-10	Jul-16	263,000		115,000
GSF Rig 135	semi	1983	2,800	25,000	Congo	Total	Dec-09	Jul-10	250,000		380,000	-	-	30	-
GSF Rig 140 (14)	semi	1983	2,400	25,000	Eq. Guin.	ExxonMobil	Dec-09	May-11	435,000		256,000	-	-	-	-
Falcon 100 (12), (13)	semi	1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Mar-13	240,000		180,000	-	-	3	9
GSF Aleutian Key	semi	1976/2001	2,300	25,000	Gabon			Stacked
Sedco 703	semi	1973/1995	2,000	25,000	Malaysia			Stacked
Sedco 711 (13)	semi	1982	1,800	25,000	UKNS	Shell	Dec-08	Nov-10	384,000		283,000	-	-	-	-
					UKNS	Shell	Nov-10	Sep-11	417,000		384,000
Transocean John Shaw (13)	semi	1982	1,800	25,000	UKNS	Petrofac	Apr-10	Oct-10	248,000		285,000	26	19	-	-
GSF Arctic III	semi	1984	1,800	25,000	Italy			Stacked
Sedco 712	semi	1983	1,600	25,000	UKNS			Stacked
Sedco 714 (13)	semi	1983/1997	1,600	25,000	UKNS	Total	Feb-10	Dec-10	395,000		236,000	68	-	-	-
GSF Arctic IV (14), (19)	semi	1983/1999	1,500	25,000	UKNS	Shell	Sep-07	Aug-10	278,000		185,000	-	-	-	-
GSF Grand Banks (14)	semi	1984	1,500	25,000	East Canada	Husky	Jan-08	Jan-11	353,000		144,000	28	-	-	-
							Jan-11	Jan-13	295,000	(12)	353,000
Actinia	semi	1982	1,500	25,000	Myanmar	PTTEP	Dec-09	May-10	206,000		206,000	-	-	-	-
Sedco 601 (14)	semi	1983	1,500	25,000	Malaysia	Petronas Carigali	Jan-08	Jan-11	255,000		268,000	-	20	-	-
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Mar-10	Jun-10	265,000		366,000	-	-	-	-
Transocean Winner (13), (14)	semi	1983	1,500	25,000	NNS	Lundin	Jan-10	Apr-10	390,000		469,000	-	14	-	-
							Apr-10	Oct-12	465,000		390,000
Transocean Searcher (13), (14)	semi	1983/1988	1,500	25,000	NNS	StatoilHydro	May-09	Sep-12	419,000		395,000	-	-	-	-
Transocean Prospect (13)	semi	1983/1992	1,500	25,000	UKNS	Nexen	Nov-08	Oct-10	378,000		207,000	-	-	-	-
J.W. McLean (13)	semi	1974/1996	1,250	25,000	UKNS	ADTI	Mar-10	May-10	See Footnote 18		259,000	-	-	-	-
					UKNS	ADTI	May-10	Jul-10	See Footnote 18		N/A
					UKNS	Marathon	Jul-10	Dec-10	260,000		See Footnote 18
Sedco 704 (13), (14)	semi	1974/1993	1,000	25,000	UKNS	Shell	Oct-09	Dec-10	417,000		371,000	-	-	-	-
Total Estimated Days Out of Service												182	53	43	9
Average Contract Dayrate(30)												$331,000	$320,000	$333,000	$335,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)	2010 Estimated Out of Service Days (3)
												Q1	Q2	Q3	Q4
High Specification Jackups (10)
GSF Constellation I (14)		2003	400	30,000	Trinidad	BP	Aug-09	Aug-10	110,000		220,000	-	-	26	-
					Gabon	Total	Sep-10	Mar-12	100,000		110,000
GSF Constellation II (14)		2004	400	30,000	Egypt	Pharonic Petroleum Company	Feb-10	Mar-11	109,000		194,000	-	-	-	-
GSF Galaxy I		1991/2001	400	30,000	UKNS			Stacked
GSF Galaxy II		1998	400	30,000	UKNS	ADTI	Feb-10	Apr-10	See Footnote 18		N/A	42	-	-	-
					UKNS	ADTI	Apr-10	May-10	See Footnote 18		See Footnote 18
GSF Galaxy III (13), (14)		1999	400	30,000	UKNS	Nexen	Oct-07	May-11	106,000		100,000	-	-	-	-
GSF Baltic (13), (14)		1983	375	25,000	Nigeria	ExxonMobil	May-09	Apr-10	248,000		213,000	-	-	-	-
GSF Magellan		1992	350	30,000	Holland			Stacked
GSF Monarch (13)		1986	350	30,000	UKNS	Shell	Sep-09	Jul-10	199,000		207,000	-	-	-	-
GSF Monitor		1989	350	30,000	Trinidad			Stacked
Trident 20 (14)		2000	350	25,000	Caspian	Petronas Carigali	Dec-09	Dec-12	185,000		130,000	-	-	7	-
Total Estimated Days Out of Service												42	-	33	-
Average Contract Dayrate(30)												$169,000	$151,000	$135,000	$125,000

Standard Jackups (55)
Trident IX		1982	400	20,000	Indonesia	Pearl Energy	Apr-10	Oct-10	115,000		N/A	-	-	-	-
Trident 17		1983	300	25,000	Malaysia			Stacked
GSF Adriatic II		1981	350	25,000	Gabon			Stacked
GSF Adriatic IX		1981	350	25,000	Nigeria	Afren	Sep-09	May-10	97,000		188,000	-	-	-	-
					Nigeria	Afren	May-10	Oct-10	95,000		97,000
GSF Adriatic X		1982	350	30,000	Egypt	Petrobel	Nov-08	Oct-10	182,000		150,000	-	-	-	-
GSF Key Manhattan		1980	350	25,000	Italy	Eni	Apr-10	Apr-13	137,000		N/A	90	8	-	-
GSF Key Singapore		1982	350	25,000	Egypt	Petrobel	Dec-09	Aug-10	91,000		N/A	-	-	-	-
GSF Adriatic VI		1981	328	25,000	Gabon			Stacked
GSF Adriatic VIII (13), (14), (22)		1983	328	25,000	Nigeria	ExxonMobil	Apr-10	Jul-10	100,000		230,000	-	-	-	-
C.E. Thornton (13)		1974	300	25,000	India	ONGC	Oct-08	Oct-11	130,000		45,000	-	-	-	-
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Apr-10	168,000		57,000	-	-	-	-
F.G. McClintock		1975	300	25,000	India	ONGC	Oct-08	Oct-11	145,000		50,000	-	-	-	-
G.H. Galloway		1984	300	25,000	Croatia			Stacked
GSF Adriatic I		1981	300	25,000	Gabon			Stacked
GSF Adriatic V		1979	300	25,000	Gabon			Stacked
GSF Adriatic XI		1983	300	25,000	Malaysia			Stacked
GSF Compact Driller		1992	300	25,000	Thailand	Chevron	Oct-09	Apr-12	104,000	(23)	196,000	7	14	-	-
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Mar-10	Mar-11	100,000		202,000	-	-	-	-
GSF Key Gibraltar		1976/1996	300	25,000	Malaysia			Stacked
GSF Key Hawaii		1982	300	25,000	Qatar	Maersk Oil	Apr-10	Apr-11	70,000		N/A	-	28	-	-
GSF Labrador (13)		1983	300	25,000	UKNS	Dana	Feb-10	May-10	93,000		85,000	-	-	-	-
					UKNS	E.ON	May-10	Jun-10	90,000		93,000
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000	-	-	-	-
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jul-11	164,000		100,000	-	-	-	-
GSF Parameswara		1983	300	20,000	Indonesia	Total	Nov-09	Nov-12	122,000		168,000	20	8	-	-
GSF Rig 134		1982	300	20,000	Malaysia			Idle
GSF Rig 136		1982	300	25,000	Malaysia			Stacked
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Apr-09	Aug-10	150,000		110,000	-	-	-	-
Interocean III		1978/1993	300	25,000	Egypt			Stacked
J.T. Angel		1982	300	25,000	India			Idle
Randolph Yost		1979	300	25,000	India	ONGC	Jan-10	Apr-10	77,000	(25)	148,000	-	-	-	-
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Apr-09	Aug-10	150,000		110,000	3	10	-	-
Ron Tappmeyer		1978	300	25,000	India	ONGC	Feb-07	Apr-10	77,000	(25)	148,000	-	-	-	-
Transocean Shelf Explorer		1982	300	20,000	Malaysia			Stacked
Transocean Nordic		1984	300	25,000	Malaysia			Stacked
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-10	Feb-12	100,000	(15)	100,000	-	7	-	-

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)		2010 Estimated Out of Service Days (3)
														Q1	Q2	Q3	Q4
Trident 16 (14)			1982	300	25,000	Vietnam	Petronas Carigali	Feb-08	Feb-11	189,000		195,000		7	-	-	-
						Malaysia	Petronas Carigali	Feb-11	Aug-11	180,000		189,000
Trident II			1977/1985	300	25,000	India	ONGC	Mar-10	Mar-15	78,000		140,000		1	16	-	-
Trident IV-A			1980/1999	300	25,000	Gabon			Stacked
Trident VIII			1981	300	21,000	Gabon	Total	Apr-10	Sep-10	83,000		N/A		56	-	-	-
						Gabon	Perenco	Sep-10	Dec-10	88,000	(27)	83,000
Trident XII			1982/1992	300	25,000	India	ONGC	Jan-10	Apr-10	77,000	(25)	140,000		-	-	-	-
Trident XIV (13)			1982/1994	300	20,000	Angola	Chevron	Jul-09	May-11	149,000		195,000		9	-	36	-
GSF High Island II			1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000		-	21	-	-
GSF High Island IV			1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	May-11	164,000		107,000		-	-	-	-
GSF High Island V			1981	270	20,000	Gabon			Stacked
GSF High Island IX			1983	250	20,000	Ghana			Stacked
GSF High Island VII			1982	250	20,000	Nigeria	Afren	Mar-10	Sep-10	84,000		17,000	(14)	25	-	-	-
GSF Rig 103			1974	250	20,000	Egypt			Stacked
GSF Rig 105			1975	250	20,000	Egypt	Petrobel	Mar-08	Feb-11	112,000		90,000		-	9	-	-
GSF Rig 124			1980	250	20,000	Egypt	AOC	Jan-10	Apr-10	60,000		120,000		8	-	-	-
GSF Rig 127			1981	250	20,000	Bahrain			Stacked
GSF Rig 141			1982	250	20,000	Egypt	Petrobel	Jan-10	Jul-10	58,000	(28)	110,000		-	-	-	-
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Sep-09	Sep-11	50,000		112,000		-	-	-	-
Transocean Mercury			1969/1998	250	20,000	Egypt			Stacked
Trident VI			1981	220	21,000	Malaysia			Stacked
GSF Britannia			1968	200	20,000	UKNS			Stacked
Total Estimated Days Out of Service														226	121	36	-
Average Contract Dayrate(30)														$136,000	$122,000	$123,000	$124,000

Swamp Barges (2)
Searex 4			1981/1989	21	25,000	Singapore			Stacked
Hibiscus (14), (16)			1979/1993	25	20,000	Indonesia	Total	Oct-07	Dec-12	73,000		74,000		-	-	-	-

Other (1)
Joides Resolution (14), (17)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Jan-09	Sep-13	66,000		35,000		-	-	-	-

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Current Contract Dayrate (4) (Dollars)	Previous Contract Dayrate (4) (Dollars)	2010 Estimated Out of Service Days (3)
												Q1	Q2	Q3	Q4
Fixed-Price Options (26)
High Specification Floaters:
Ultra-Deepwater
Deepwater Frontier	ship	«	1999	10,000	30,000	India	Reliance	Aug-11	Sep-11	477,000	477,000
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	Mar-12	Mar-13	510,000	510,000
Midwater Floaters
GSF Rig 135	semi		1983	2,800	25,000	Congo	Total	Aug-10	Sep-10	240,000	250,000
						Congo	Total	Sep-10	Dec-10	230,000	240,000
Transocean Legend	semi		1983	3,500	25,000	Aus./E. Timor	ENI	Mar-11	Aug-11	298,000	298,000
						Aus./E. Timor	ENI	Sep-11	Feb-12	298,000	298,000
Transocean Searcher (13), (14)	semi		1983/1988	1,500	25,000	NNS	StatoilHydro	Sep-12	Dec-12	418,000	419,000
J.W. McLean (13)	semi		1974/1996	1,250	25,000	UKNS	ADTI	May-10	Jul-10	See Footnote 18	433,000
High Specification Jackups
GSF Constellation II (29)			2004	400	30,000	Egypt	Pharaonic Petroleum Company	Mar-11	Jun-11	115,000	109,000
GSF Galaxy II			1998	400	30,000	UKNS	ADTI	May-10	Jun-10	See Footnote 18	See Footnote 18
Standard Jackups
Trident IX			1982	400	20,000	Indonesia	Pearl Energy	Oct-10	Jan-11	115,000	N/A
Trident VIII			1981	300	21,000	Gabon	Perenco	Jan-11	Apr-11	See Footnote 27
GSF Key Singapore			1982	350	25,000	Egypt	Petrobel	Oct-10	Feb-11	91,000	91,000
GSF Rig 141			1982	250	20,000	Egypt	Petrobel	Jul-10	Jan-11	See Footnote 28
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Sep-11	Sep-12	50,000	112,000
Other
Joides Resolution (14), (17)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Sep-13	Sep-23	66,000	66,000
Revenue Efficiency

Revenue Efficiency is defined as actual contract drilling revenue divided by the highest amount of total contract drilling revenue which could have been earned during the relevant period(s) expressed as a percentage. Revenue Efficiency measures how much revenue we have earned against our maximum potential revenue per the contract. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation).

	Q4 2009 Actual	Q3 2009 Actual	Q2 2009 Actual	Q1 2009 Actual	Q4 2008 Actual	Q3 2008 Actual	Q2 2008 Actual	Q1 2008 Actual
Ultra Deepwater	92.2%	92.7%	97.7%	95.3%	94.3%	94.9%	93.1%	97.4%
Deepwater	91.9%	91.3%	83.2%	92.3%	89.5%	86.1%	95.0%	88.8%
Harsh Environment Floaters	97.7%	97.2%	97.9%	97.9%	98.2%	96.6%	97.3%	95.5%
Midwater Floaters	95.1%	97.5%	92.0%	91.1%	91.5%	92.1%	93.0%	95.6%
High Specification Jackups	98.1%	95.2%	95.1%	97.5%	92.7%	93.2%	98.2%	98.3%
Standard Jackups	93.7%	98.4%	95.3%	97.0%	97.2%	98.1%	98.8%	97.9%
Others	98.7%	84.8%	99.5%	93.2%	94.2%	95.7%	94.1%	96.8%
Total Fleet	93.5%	95.0%	93.1%	94.4%	93.8%	93.9%	95.3%	95.9%

Estimated Contract Drilling Revenue can be calculated as: Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Stacked Rigs
Rig Type/Name	Start Date
Deepwater (1)
Sedco 709	Prior to 2010
Midwater Floaters (6)
Sedco 700	Prior to 2010
C. Kirk Rhein, Jr.	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 703	Prior to 2010
GSF Arctic III	Prior to 2010
Sedco 712	Prior to 2010
High Specification Jackups (3)
GSF Galaxy I	Prior to 2010
GSF Magellan	Prior to 2010
GSF Monitor	Prior to 2010
Standard Jackups (20)
GSF Adriatic II	Prior to 2010
GSF Adriatic VI	Prior to 2010
Trident 17	Prior to 2010
G.H. Galloway	Prior to 2010
GSF Adriatic I	Prior to 2010
GSF Adriatic V	Prior to 2010
GSF Adriatic XI	Prior to 2010
GSF Key Gibraltar	Prior to 2010
GSF Rig 136	Prior to 2010
Interocean III	Prior to 2010
Transocean Shelf Explorer	Prior to 2010
Transocean Nordic	Prior to 2010
Trident IV-A	Prior to 2010
GSF High Island V	Prior to 2010
GSF High Island IX	Prior to 2010
GSF Rig 103	Prior to 2010
GSF Rig 127	Prior to 2010
Transocean Mercury	1/7/2010
Trident VI	Prior to 2010
GSF Britannia	Prior to 2010
Swamp Barges (1)
Searex 4	Prior to 2010

Idle Rigs
Rig Type/Name	Start Date
Standard Jackups (2)
GSF Rig 134	4/3/2010
J.T. Angel	2/14/2010

Stacked and Idle rigs detailed above are not currently operating on contract. Start date denotes when rig commences idle or stacked status. An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Footnotes

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) As of April 2, 2009, Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3) The out of service time represents those days in 2010 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(4) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates.

(5) During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(6) We have been awarded a five-year drilling contract by ExxonMobil which requires the construction and operation of a Gusto MSC/P 10,000 design drillship to be named Deepwater Champion. Operations are expected to commence during the first quarter of 2011, after shipyard construction followed by sea trials, mobilization, and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. Depending on the countries of operation during the term of the contract, the dayrate could range from $640,000 to $650,000.

(7) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship through a joint venture company with Pacific Drilling Limited. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(8) Due to a temporary equipment limitation, the rig is contracted in water depths of up to 2,130 ft.

(9) We have been awarded a five-year drilling contract by Reliance which requires the construction and operation of an enhanced Enterprise-class drillship to be named Discoverer India. Operations are expected to commence during the fourth quarter of 2010, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The term of the drilling contract may be extended to seven or 10 years at the customer's election up to one week after mobilization. During the first six months of the contract, the contract dayrate is $537,000. The dayrate over the remaining four and one-half years of the initial five-year term is $557,000. If the customer elects to extend the contract to 10 years, then the customer may further elect to have the operating dayrate for the second five years of the contract fluctuate based on crude oil prices. In such case, the operating dayrate for the second five years (i) will not be adjusted if crude oil is at $75 per barrel, (ii) will be adjusted upward on a straightline basis if crude oil is between $75 per barrel and $50 per barrel, with a maximum negative adjustment of approximately 10 percent if crude oil is at or above $100 per barrel, and (iii) will be adjusted downward on a straightline basis if crude oil is between $75 per barrel and $50 per barrel, with a maximum negative adjustment of approximately 10 percent if crude oil is at or below $50 per barrel. The customer retains the right to terminate the contract for convenience. If the customer (i) elects to stay with a five-year term, (ii) elects to extend the contract to seven years, or (iii) elects to extend the contract to 10 years and allow operating dayrates to fluctuate with oil prices, then the termination mechanism in the contract is designed to keep Transocean economically whole for the remaining term of the contract. However, if the customer elects to extend the contract to 10 years and the dayrate is fixed, then the customer will have a right to terminate the contract for convenience with one year’s prior notice which will result in total payments to Transocean ranging from $1.1 billion over a five-year period to $1.85 billion over a 10-year period (which includes paid and unpaid dayrate as well as a termination fee ranging from $100 million to $175 million), and, depending on the date of termination, may result in a discount to the estimated contract revenues that could have otherwise been generated over the 10-year period.

(10) We own a 65 percent interest in this enhanced Enterprise-class drillship to be named Discoverer Luanda through a joint venture company with Angco Cayman Limited. The contract had an initial term of five years, but was converted at the customer’s election to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on the seven-year contract period is $430,000.

(11) Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company's other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $458,000 beginning in March 2008 to $517,000 in September 2010.

(12) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(13) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(14) Reflects the current contracted dayrate which could change due to cost escalations.

(15) Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(16) Owned by a joint venture in which the company owns an 80 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(17) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by an unconsolidated joint venture in which a subsidiary of the company has a 50 percent interest. The dayrate disclosed herein reflects 100 percent of the contracted rate. The company's 50 percent interest in the joint venture's earnings is included in other income in its consolidated statement of operations.

(18) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company's U.K. operating subsidiary, or Applied Drilling Technology Inc., the company's U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(19) In the first quarter 2010, we completed the sale of GSF Arctic II and GSF Arctic IV. We continue to operate GSF Arctic IV under a short-term bareboat charter with the new owner of the vessel through October 2010.

(20) The tax expense related to these contracts has been reduced due to a discrete tax event in the 4th quarter of 2007. In accordance with the terms of these contracts, the dayrate likewise has been reduced from $475,000 per day to $362,000 per day, excluding cost escalation. Taken together, these changes have no effect on after-tax net income.

(21) Dayrate excludes taxes for which Transocean will be reimbursed.

(22) Contract has been extended on a “well to well” basis through the well in progress on July 31, 2010 but is subject to a 30-day notice of cancellation issued by either party.

(23) Dayrate is fixed for first 6 months then subject to quarterly adjustment based on market dayrates within specific parameters.

(24) The customer has the right within one year of execution to convert the three-year contract to a five-year contract.

(25) The final dayrate will be the lower of this number or the fixture from the customer's upcoming 7 units Jackup tender results.

(26) Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(27) The customer has the right to convert the term from 3 firm wells plus 3 option wells, all at a dayrate of $87,500, to 6 wells at a dayrate of $85,000 by April 30, 2010.

(28) The customer has the right to convert the term from 6 months at a dayrate of $58,000 to 12 months at a dayrate of $55,000 by May 3, 2010.

(29) The contract includes three optional wells. The first optional well has a dayrate of $115,000. The dayrate for the second and third optional well will be adjusted based on market dayrates within specific parameters.

(30) Average Contract Dayrate is defined as the average contracted operating dayrate to be earned per revenue earning day.

(31) On April 6, 2010, we received a notice from Gazprom claiming force majeure on the grounds that the recently announced embargo by Libya against Swiss companies would prevent the MG Hulme from ultimately operating in Libya. We have rejected the notice on the basis that the claim is premature and the embargo should not apply to our operations in Libya. We are currently evaluating the situation and our rights under the contract.

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: April 13, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time for 2010 are noted where changes in the time Transocean anticipates that a rig will be out of service and not be available to earn an operating dayrate have changed by a period of 60 days or longer since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status are not firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time for 2010 will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable. No estimates are made for 2011 and beyond.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our customers.

Forward-Looking Statement. The statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Status Report include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

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